August 14, 2008

Supplement to the Prospectus of the

Quantitative Group of Funds

Ordinary and Institutional Shares

Quant Small Cap Fund

Quant Long/Short Fund

Quant Emerging Markets Fund

Quant Foreign Value Fund

Quant Foreign Value Small Cap Fund

Dated August 1, 2008

This Supplement updates certain information contained in the currently effective Ordinary and Institutional Shares Prospectus ("Prospectus") dated August 1, 2008 and as supplemented August 7, 2008, for the Quant Small Cap Fund, Quant Long/Short Fund, Quant Emerging Markets Fund, Quant Foreign Value Fund and Quant Foreign Value Small Cap Fund (the "Funds"), the funds of the Quantitative Group of Funds (the "Trust"). You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-326-2151 or via the Internet at www.quantfunds.com.

The information in the Prospectus dated August 1, 2008, as supplemented August 7, 2008, is supplemented as described below.

The "EXAMPLE" section on page 20 is replaced by the following information.

Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Small Cap Fund	$163	$514	$901	$2,050	$133	$420	$736	$1,676
Long/Short Fund	$223	$704	$1,235	$2,811	$229	$721	$1,263	$2,875
Emerging Markets Fund	$166	$523	$918	$2,089	$145	$456	$799	$1,818
Foreign Value Fund	$160	$504	$884	$2,011	$135	$427	$748	$1,702

Foreign Value Small Cap Fund	$179	$565	$991	$2,256	$154	$485	$850	$1,934